P.F. Chang's China Bistro, Inc.

P.F. CHANG'S REPORTS FIRST QUARTER 2012 RESULTS

SCOTTSDALE, ARIZONA, May 1, 2012 - P.F. Chang's China Bistro, Inc. (NASDAQ: PFCB) today reported financial results for the first quarter ended April 1, 2012. In a separate press release, P.F. Chang's also announced today that it has entered into a definitive merger agreement with Centerbridge Partners (“Centerbridge”) that will result in P.F. Chang's becoming a private company.

Total revenues were $318.9 million in the first quarter of fiscal 2012 as compared to $317.4 million in the prior year. Net income for the first quarter of fiscal 2012 was $6.3 million as compared to $10.6 million for the first quarter of fiscal 2011, and diluted net income per share was $0.30 and $0.46, respectively.

Net income per share for the first quarter of fiscal 2012 would have been approximately $0.05 higher (or $0.35 per share) when adjusting for:

•	The unfavorable impact of one-time professional fees ($0.05 per share).

•	The unfavorable impact of non-cash share-based compensation expense adjustments ($0.04 per share).

•	The net favorable benefit of additional state income tax credits ($0.04 per share).

Comparable store sales decreased 0.6% at the Bistro and 1.7% at Pei Wei in the first quarter of 2012 due, in both cases, to declines in guest traffic. Monthly comparable store sales trends for January, February and March were 0.7%, 0.1% and -2.8%, respectively, at the Bistro and -1.4%, -3.3% and -0.5%, respectively, at Pei Wei.

Net Income to EBITDA
The following table sets forth a reconciliation of net income to EBITDA (amounts in thousands, except percentages):

	13 Weeks Ended
	April 1,	April 3,
	2012	2011
Total revenues	$318,908	$317,369

Net income	$6,276	$10,596
Add:
Provision for income taxes	(322)	4,555
Interest and other income (expense), net	(313)	(204)
Depreciation and amortization	20,817	19,698
EBITDA	$26,458	$34,645

EBITDA as a percent of total revenues	8.3%	10.9%

Quarterly Dividend
The Board of Directors authorized a cash dividend payment of $0.275 per share on the Company's outstanding common stock. The next quarterly dividend is payable on May 25, 2012 to shareholders of record at the close of business on May 11, 2012.

Conference Call Information
As a result of the announcement that P.F. Chang's has entered into a definitive merger agreement with Centerbridge that will result in P.F. Chang's becoming a private company, the first quarter 2012 earnings conference call and webcast scheduled for 8:30 am Eastern Time on May 1, 2012, has been cancelled. During the pendency of the transaction, the Company will make earnings releases consistent with its current schedule, but will suspend earnings conference calls and webcasts.

Definitions
The following definitions apply to these terms as used throughout this release:

•	Net income refers to net income attributable to PFCB common stockholders.

•
Comparable store sales changes include company-operated restaurants and represent the change in period-over-period sales for the comparable restaurant base. A restaurant becomes comparable in its eighteenth month of operation.

About the Company
P.F. Chang's China Bistro, Inc. owns and operates two restaurant concepts in the Asian niche. P.F. Chang's China Bistro features a blend of high-quality, Chinese-inspired cuisine and attentive service in a high energy contemporary bistro setting. Pei Wei Asian Diner offers a menu of freshly prepared, wok-seared, contemporary pan-Asian cuisine in a relaxed, warm environment with friendly attentive counter service and take-out flexibility. In addition, the Company has extended its brands to international markets, domestic airport locations and retail products, all of which are operated under licensing agreements. The Company has also announced an agreement to acquire a majority equity ownership position in True Food Kitchen, a Fox Restaurant Concept specializing in healthy, locally sourced and globally inspired meals.

Note with respect to non-GAAP financial measures contained within Supplemental Financial Information
In addition to using GAAP results in evaluating the Company's business, management believes that EBITDA provides useful information about the Company's operating performance, its capacity to incur and service debt, fund capital expenditures and other corporate uses. EBITDA, a non-GAAP financial measure, is defined by the Company as net income before provision for income taxes, interest and other income (expense), net and depreciation and amortization. The non-GAAP financial information presented in the table above should be considered in addition to, not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Management also measures restaurant operating income to assess the performance of its existing restaurant concepts. Restaurant operating income includes all ongoing costs related to operating the Company's restaurants but excludes preopening expenses and partner investment expense. Preopening and partner investment expenses are excluded because they vary in timing and magnitude and are not related to the health of ongoing operations. Additionally, general and administrative expenses are generally not specifically identifiable to individual business units and are only included in the Company's consolidated financial presentation as these costs relate to support of both restaurant concepts and the extension of the Company's brands into international markets, domestic airports and retail products. As the Company's expansion is funded entirely from its ongoing restaurant operations, restaurant operating income is one consideration when determining whether and when to open additional restaurants. The non-GAAP financial information presented herein should be considered in addition to, not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Please see the non-GAAP to GAAP reconciliation at the bottom of pages 6 through 8 of this press release for a reconciliation of restaurant operating income to the most directly comparable GAAP measure, income from operations.

Forward Looking Statements
This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve significant risks and uncertainties. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding information regarding the intent, belief or current expectation of the Company and members of its senior management team. Forward-looking statements include, without limitation, statements regarding business combinations and similar transactions, prospective performance and opportunities and the outlook for the Company's businesses, performance and opportunities and regulatory approvals, the anticipated timing of filings and approvals relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions; and any assumptions underlying any of the foregoing. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward looking statements include: uncertainties as to the timing of the tender offer and merger; uncertainties as to how many of the Company stockholders will tender their stock in the offer; the possibility that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside of the Company's control; transaction costs; actual or contingent liabilities. In addition, the Company's actual performance and financial results may differ materially from those currently anticipated due to a number of risk and uncertainties, including, but not limited to, failure of the Company's existing or new restaurants to achieve expected results; damage to our brands or reputation; inability to successfully expand our operations; changes in general economic conditions and dependence on sales concentrated in certain geographic areas; intense competition in the restaurant industry; changes in government legislation that may increase labor costs; litigation; adverse public or medical opinions about the health effects of consuming our products; failure to comply with governmental regulations; changes in food costs; the inability to retain key personnel; federal and state tax rules could negatively impact results of operations and financial position; fluctuating insurance requirements and costs; seasonality of the Company's business; adverse impact if information technology and computer systems do not perform properly. More detailed information about the Company and the risk factors that may affect the realization of any forward-looking statements is set forth in the Company's filings with the SEC, including its Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q, as well as the tender offer documents to be filed by Wok Acquisition Corp. (the “Purchaser”) and the solicitation/recommendation statement to be filed by the Company. All of the materials related to the offer (and all other offer documents filed with the SEC) will be available at no charge from the SEC through its website at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed by the Company with the SEC by contacting the Company Investor Relations at 7676 E. Pinnacle Peak Road, Scottsdale, AZ 85255, telephone number (480) 888-3000 or investorrelations@pfcb.com. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law.

Notice to Investors
The tender offer described in this press release has not yet commenced. This press release is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of the Company common stock will be made pursuant to an offer to purchase and related materials that the Purchaser intends to file with the SEC. At the time the offer is commenced, the Purchaser will file a tender offer statement on Schedule TO with the SEC, and thereafter the Company will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the offer. The tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) and the solicitation/recommendation statement will contain important information that should be read carefully and considered before any decision is made with respect to the tender offer. These materials will be sent free of charge to all stockholders of the Company when available. In addition, all of these materials (and all other materials filed by the Company with the SEC) will be available at no charge from the SEC through its website at www.sec.gov. Free copies of the offer to purchase, the related letter of transmittal and certain other offering documents will be made available at Centerbridge's offices at 375 Park Avenue, 12th Floor, telephone number (212) 672-5000. Investors and security holders may also obtain free copies of the documents filed by the Company with the SEC by contacting the Company Investor Relations at 7676 E. Pinnacle Peak Road, Scottsdale, AZ 85255, telephone number (480) 888-3000 or investorrelations@pfcb.com.

Additional Information about the Merger and Where to Find It
In connection with the proposed transaction, the Company will file a proxy statement with the SEC. Additionally, the Company will file other relevant materials with the SEC in connection with the proposed acquisition of the Company pursuant to the terms of an Agreement and Plan of Merger by and among the Company, Wok Parent LLC, a Delaware limited liability company, and the Purchaser, Wok Acquisition Corp., a Delaware corporation and an indirect wholly-owned subsidiary of Wok Parent LLC. The materials to be filed by the Company with the SEC may be obtained free of charge at the SEC's web site at www.sec.gov. After the Company's filing thereof, investors and stockholders will also be able to obtain free copies of the proxy statement from the Company by contacting the Company Investor Relations at 7676 E. Pinnacle Peak Road, Scottsdale, AZ 85255, telephone number (480) 888-3000 or investorrelations@pfcb.com. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE MERGER.

The Company and its respective directors, executive officers and other members of their management and employees, under the SEC rules, may be deemed to be participants in the solicitation of proxies of the Company stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of the Company's executive officers and directors in the solicitation by reading the Company's proxy statement for its 2012 annual meeting of stockholders, the Annual Report on Form 10-K for the fiscal year ended January 1, 2012, and the proxy statement and other relevant materials which may be filed with the SEC in connection with the transaction when and if they become available. Information concerning the interests of the Company's potential participants, which may, in some cases, be different than those of the Company's stockholders generally, will be set forth in the proxy statement relating to the transaction when it becomes available.

Contact Information

Investors:
Allison Schulder
(480) 888-3000
allison.schulder@pfcb.com

Media:
Matt Sherman / Averell Withers / Joe Berg
Joele Frank, Wilkinson Brimmer Katcher
(212) 335-4449

P.F. Chang's China Bistro, Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	13 Weeks Ended
	April 1,	April 3,
	2012	2011
Revenues:
Restaurant sales	$317,156	$316,304
Restaurant licensing	1,056	684
Retail licensing	696	381
Total revenues	318,908	317,369
Costs and expenses:
Cost of sales	86,681	83,322
Labor	110,010	106,464
Operating	54,286	53,807
Occupancy	18,799	18,425
General and administrative	22,481	20,280
Depreciation and amortization	20,817	19,698
Preopening expense	494	398
Partner investment expense	(330)	(126)
Total costs and expenses	313,238	302,268
Income from operations	5,670	15,101
Interest and other income (expense), net	313	204
Income from continuing operations before taxes	5,983	15,305
Provision for income taxes	322	(4,555)
Income from continuing operations, net of tax	6,305	10,750
Income from discontinued operations, net of tax	—	3
Net income	6,305	10,753
Less net income attributable to noncontrolling interests	29	157
Net income attributable to PFCB	$6,276	$10,596

Basic income per share:
Income from continuing operations attributable to PFCB common stockholders	$0.30	$0.47
Income from discontinued operations, net of tax, attributable to PFCB common stockholders	0.00	0.00
Net income attributable to PFCB common stockholders	$0.30	$0.47

Diluted income per share:
Income from continuing operations attributable to PFCB common stockholders	$0.30	$0.46
Income from discontinued operations, net of tax, attributable to PFCB common stockholders	0.00	0.00
Net income attributable to PFCB common stockholders	$0.30	$0.46

Weighted average shares used in computation:
Basic	21,171	22,523
Diluted	21,263	22,901

Cash dividends declared per share	$0.275	$0.21

Amounts attributable to PFCB:
Income from continuing operations, net of tax	$6,276	$10,593
Income from discontinued operations, net of tax	—	3
Net income attributable to PFCB	$6,276	$10,596

P.F. Chang's China Bistro, Inc.

Supplemental Financial Information

	1Q11	2Q11	3Q11	4Q11	2011	1Q12

Units	372	374	375	377	377	374
Sales weeks	4,819	4,852	4,859	4,885	19,415	4,855
Average weekly sales (AWS)	65,637	63,817	61,530	63,082	63,512	65,326

Revenues
Restaurant sales	316,304	309,641	298,976	308,155	1,233,076	317,156
Restaurant licensing	684	649	764	968	3,065	1,056
Retail licensing	381	724	877	632	2,614	696
Total revenues	317,369	311,014	300,617	309,755	1,238,755	318,908

Operating costs
Cost of sales	83,322	82,175	77,821	82,453	325,771	86,681
Labor	106,464	105,321	102,146	105,371	419,302	110,010
Operating	53,807	52,471	54,456	53,316	214,050	54,286
Occupancy	18,425	18,681	18,390	20,368	75,864	18,799
Net income attributable to noncontrolling interests	157	120	39	30	346	29
Depreciation & amortization	19,698	20,149	20,046	20,462	80,355	20,817
Asset impairment charges	—	631	4,799	5,056	10,486	—
Restaurant operating income	35,496	31,466	22,920	22,699	112,581	28,286

Development costs
Preopening expense	398	213	629	808	2,048	494
Partner investment expense	(126)	(50)	(60)	—	(236)	(330)

Other expenses
General and administrative (1)	20,280	19,164	12,664	17,980	70,088	22,481
Interest and other (income) expense, net	(204)	(128)	947	(327)	288	(313)
Provision for income taxes	4,555	3,143	2,439	116	10,253	(322)
Income from continuing operations	10,593	9,124	6,301	4,122	30,140	6,276
Income from discontinued operations, net of tax	3	(32)	10	(44)	(63)	—
Net income attributable to PFCB	10,596	9,092	6,311	4,078	30,077	6,276

Income from continuing operations per FDS	$0.46	$0.40	$0.29	$0.19	$1.36	$0.30

Fully diluted shares (FDS)	22,901	22,581	21,758	21,175	22,104	21,263

Total revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	26.3%	26.4%	25.9%	26.6%	26.3%	27.2%
Labor	33.5%	33.9%	34.0%	34.0%	33.8%	34.5%
Operating	17.0%	16.9%	18.1%	17.2%	17.3%	17.0%
Occupancy	5.8%	6.0%	6.1%	6.6%	6.1%	5.9%
Net income attributable to noncontrolling interests	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Depreciation & amortization	6.2%	6.5%	6.7%	6.6%	6.5%	6.5%
Asset impairment charges	0.0%	0.2%	1.6%	1.6%	0.8%	0.0%
Restaurant operating income	11.2%	10.1%	7.6%	7.3%	9.1%	8.9%
Preopening expense	0.1%	0.1%	0.2%	0.3%	0.2%	0.2%
Partner investment expense	0.0%	0.0%	0.0%	0.0%	0.0%	(0.1)%
General and administrative (1)	6.4%	6.2%	4.2%	5.8%	5.7%	7.0%
Interest and other (income) expense, net	(0.1)%	0.0%	0.3%	(0.1)%	0.0%	(0.1)%
Provision for income taxes	1.4%	1.0%	0.8%	0.0%	0.8%	(0.1)%
Income from continuing operations	3.3%	2.9%	2.1%	1.3%	2.4%	2.0%
Income from discontinued operations, net of tax	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Net income attributable to PFCB	3.3%	2.9%	2.1%	1.3%	2.4%	2.0%

Reconciliation of Non-GAAP Financial Information to GAAP measures:
Restaurant operating income	35,496	31,466	22,920	22,699	112,581	28,286
Add: Net income attributable to noncontrolling interests	157	120	39	30	346	29
Less: General and administrative (1)	(20,280)	(19,164)	(12,664)	(17,980)	(70,088)	(22,481)
Less: Preopening expense	(398)	(213)	(629)	(808)	(2,048)	(494)
Less: Partner investment expense	126	50	60	—	236	330
Income from operations	15,101	12,259	9,726	3,941	41,027	5,670

Note: Consolidated results include the impact of Shared Services and Other as well as the Bistro and Pei Wei concepts.
(1) Consolidated general and administrative expenses includes the costs of supporting the Company, including all concepts as well as Global Brand Development initiatives.

Concept: P.F. Chang's China Bistro
Supplemental Financial Information

	1Q11	2Q11	3Q11	4Q11	2011	1Q12

Units	201	201	202	204	204	204
Sales weeks	2,613	2,613	2,610	2,636	10,472	2,652
AWS	90,181	88,487	85,494	87,725	87,972	89,696
Year-over-year change comparable store sales (A)	0.5%	-2.5%	-3.7%	-2.4%	-2.1%	-0.6%

Total revenues	235,782	231,226	223,118	231,253	921,379	237,976

Operating costs
Cost of sales	61,333	60,759	57,677	61,660	241,429	64,865
Labor	79,792	78,442	76,273	79,120	313,627	83,147
Operating	38,783	38,442	40,602	38,367	156,194	39,772
Occupancy	13,074	13,125	12,955	13,602	52,756	13,388
Net income attributable to noncontrolling interests	79	69	20	18	186	21
Depreciation & amortization	14,384	14,550	14,455	14,989	58,378	15,149
Asset impairment charges	—	—	3,503	5,056	8,559	—
Restaurant operating income	28,337	25,839	17,633	18,441	90,250	21,634

Total revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	26.0%	26.3%	25.9%	26.7%	26.2%	27.3%
Labor	33.8%	33.9%	34.2%	34.2%	34.0%	34.9%
Operating	16.4%	16.6%	18.2%	16.6%	17.0%	16.7%
Occupancy	5.5%	5.7%	5.8%	5.9%	5.7%	5.6%
Net income attributable to noncontrolling interests	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Depreciation & amortization	6.1%	6.3%	6.5%	6.5%	6.3%	6.4%
Asset impairment charges	0.0%	0.0%	1.6%	2.2%	0.9%	0.0%
Restaurant operating income	12.0%	11.2%	7.9%	8.0%	9.8%	9.1%

Reconciliation of Non-GAAP Financial Information to GAAP measures:
Restaurant operating income	28,337	25,839	17,633	18,441	90,250	21,634
Add: Net income attributable to noncontrolling interests	79	69	20	18	186	21
Less: Preopening expense	2	(28)	(604)	(721)	(1,351)	(12)
Less: Partner investment expense	—	—	—	—	—	—
Income from operations	28,418	25,880	17,049	17,738	89,085	21,643

Note: General and administrative expenses are reflected in the Company’s consolidated results.
(A) A unit becomes comparable in the eighteenth month of operation.

Concept: Pei Wei Asian Diner (A)
Supplemental Financial Information

	1Q11	2Q11	3Q11	4Q11	2011	1Q12

Units	171	173	173	173	173	170
Sales weeks	2,206	2,239	2,249	2,249	8,943	2,203
AWS	36,501	35,022	33,730	34,194	34,854	35,942
Year-over-year change comparable store sales (B)	-0.2%	-2.7%	-3.6%	-1.9%	-2.1%	-1.7%

Total revenues	80,522	78,415	75,858	76,902	311,697	79,180

Operating costs
Cost of sales	21,989	21,416	20,144	20,793	84,342	21,816
Labor	26,672	26,879	25,873	26,251	105,675	26,863
Operating	15,024	14,029	13,854	14,949	57,856	14,514
Occupancy	5,351	5,556	5,435	6,766	23,108	5,411
Net income attributable to noncontrolling interests	78	51	19	12	160	8
Depreciation & amortization	4,767	4,929	4,910	4,772	19,378	4,955
Asset impairment charges	—	631	1,296	—	1,927	—
Restaurant operating income	6,641	4,924	4,327	3,359	19,251	5,613

Total revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	27.3%	27.3%	26.6%	27.0%	27.1%	27.6%
Labor	33.1%	34.3%	34.1%	34.1%	33.9%	33.9%
Operating	18.7%	17.9%	18.3%	19.4%	18.6%	18.3%
Occupancy	6.6%	7.1%	7.2%	8.8%	7.4%	6.8%
Net income attributable to noncontrolling interests	0.1%	0.1%	0.0%	0.0%	0.1%	0.0%
Depreciation & amortization	5.9%	6.3%	6.5%	6.2%	6.2%	6.3%
Asset impairment charges	0.0%	0.8%	1.7%	0.0%	0.6%	0.0%
Restaurant operating income	8.2%	6.3%	5.7%	4.4%	6.2%	7.1%

Reconciliation of Non-GAAP Financial Information to GAAP measures:
Restaurant operating income	6,641	4,924	4,327	3,359	19,251	5,613
Add: Net income attributable to noncontrolling interests	78	51	19	12	160	8
Less: Preopening expense	(400)	(185)	(25)	(87)	(697)	(482)
Less: Partner investment expense	126	50	60	—	236	330
Income from operations	6,445	4,840	4,381	3,284	18,950	5,469

Note: General and administrative expenses are reflected in the Company’s consolidated results.
(A) All results related to the ten Pei Wei restaurants that closed during 2008 are reflected within discontinued operations for all periods presented.
(B) A unit becomes comparable in the eighteenth month of operation.